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                                                                    EXHIBIT 10.9

                                      LEASE

                              116 Huntington Avenue
                              Boston, Massachusetts

                                    ARTICLE 1

                                 REFERENCE DATA

     1.1   INTRODUCTION AND SUBJECTS REFERRED TO.

     This is a lease (this "LEASE") entered into by and between ATC Realty, Inc., a Delaware corporation ("LANDLORD") and Sonesta International Hotels Corporation, a New York corporation ("TENANT").

     Each reference in this Lease to any of the following terms or phrases shall be construed to incorporate the corresponding definition stated in this
Section 1.1.

     Date of
     this Lease:       March 18, 2002.

     Building and
     Property:         That building in the City of Boston, bounded by
                       Huntington Avenue, Garrison Street, Harcourt Street and
                       Public Alley #401 and known as 116 Huntington Avenue (the
                       "BUILDING"). The Building and the land parcels on which it is located and the sidewalks adjacent thereto are hereinafter collectively referred to as the "PROPERTY".

     Premises:         A portion of the ninth floor of the Building,
                       substantially as shown on Exhibit A hereto.

     Premises
     Rentable Area:    11,899 square feet, measured in accordance with BOMA
                       Standard Methods (1996).

     Commencement
     Date:             April 1, 2002.

     Original Term:    Ten (10) years and one (1) month, expiring on May 31,
                       2012.

     Annual
     Fixed Rent:       The sum of (i) for the period commencing on July 15, 2002
                       and expiring on the day preceding the second anniversary of the Commencement Date, $345,071 ($29.00 per square foot of Premises Rentable Area) per annum ($28,755.92 per month); (ii) for the four years following the period described in clause (i), $404,566 ($34.00 per square foot of Premises Rentable Area) per

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                       annum ($33,713.83 per month); and (iii) for the remainder
                       of the Original Term, $452,162 ($38.00 per square foot of Premises Rentable Area) per annum ($37,680.17 per month).

     Base Taxes:       The Taxes (as defined in Subsection 4.2.1) for the fiscal
                       year ending June 30, 2003, as the same may be reduced by the amount of any abatement.

     Base Operating
     Costs: The Operating Costs (as defined in Subsection 4.2.2) for the 2002 calendar year.

     Tenant's
     Percentage:       four and seventy-eight hundredths percent (4.78%).

     Permitted Uses:   Executive, administrative, and general office purposes,
                       and for other lawful uses incidental thereto, subject to the provisions of Subsection 6.1.2.

     Security Deposit: See Subsection 4.7

     Commercial
     General Liability
     Insurance Limits: $5,000,000 per occurrence (combined single limit) for property damage, bodily and personal injury and death.

     Original Address
     of Landlord:      116 Huntington Avenue
                       Boston, Massachusetts 02116

     Landlord's Agent: Nordblom Company
                       15 Third Avenue
                       Burlington, Massachusetts 01801
                       ATTN: Property Manager 116 Huntington Avenue

     or such other entity as shall be designated by Landlord from time to time.

     Original Address
     of Tenant:        116 Huntington Avenue
                       9th Floor
                       Boston, MA 02116
                       ATTN: Office of the Treasurer

     Address of Ground
     Lessor:           Massachusetts Turnpike Authority
                       10 Park Plaza - Suite 4160
                       Boston, MA  02116
                       ATTN: Legal Counsel

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     Address of
     Mortgagee:        Holliday Fenoglio Fowler, L.P.
                       3003 West Alabama Street
                       Houston, TX  77098
                       ATTN:  Mari Moss

     1.2   Exhibits.

     The Exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as a part of this Lease.

     EXHIBIT A.        Plan showing the Premises.
     EXHIBIT B.        Rules and Regulations.
     EXHIBIT C.        Alterations Requirements.
     EXHIBIT D.        Contractor's Insurance Requirements.
     EXHIBIT E.        Clerk's Certificate.

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                                TABLE OF CONTENTS

ARTICLE 1  Reference Data....................................................................188
     1.1  Introduction and Subjects Referred To..............................................188
     1.2  Exhibits...........................................................................190

ARTICLE 2  Premises and Term.................................................................193
     2.1  Premises...........................................................................193
     2.2  Term...............................................................................193
     2.3  Extension Option...................................................................193
     2.4  Measurement of the Premises........................................................195

ARTICLE 3  Commencement and Condition........................................................195
     3.1  Commencement Date..................................................................195
     3.2  Condition..........................................................................195

ARTICLE 4  Rent, Additional Rent, Insurance and Other Charges................................196
     4.1  The Annual Fixed Rent..............................................................196
     4.2  Additional Rent....................................................................196
            4.2.1  Real Estate Taxes.........................................................196
            4.2.2  Operating Costs...........................................................198
     4.3  Personal Property and Sales Taxes..................................................200
     4.4  Insurance..........................................................................200
     4.5  Utilities..........................................................................202
     4.6  Late Payment of Rent...............................................................202
     4.7  Security Deposit...................................................................203

ARTICLE 5  Landlord's Covenants..............................................................203
     5.1  Affirmative Covenants..............................................................203
            5.1.1  Heat and Air-Conditioning.................................................203
            5.1.2  Cleaning; Water...........................................................204
            5.1.3  Elevator, Lighting and Electricity........................................204
            5.1.4  Repairs...................................................................204
            5.1.5  Insurance.................................................................204
     5.2  Interruption.......................................................................204
     5.3  Outside Services...................................................................205
     5.4  Access to Building.................................................................205
     5.5  Parking............................................................................205

ARTICLE 6  Tenant's Additional Covenants.....................................................206
     6.1  Affirmative Covenants..............................................................206
            6.1.1  Perform Obligations.......................................................206
            6.1.2  Use.......................................................................206
            6.1.3  Repair and Maintenance....................................................206
            6.1.4  Compliance with Law.......................................................207
            6.1.5  Indemnification...........................................................207
            6.1.6  Landlord's Right to Enter.................................................207
            6.1.7  Personal Property at Tenant's Risk........................................207

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
            6.1.8  Payment of Landlord's Cost of Enforcement.................................208
            6.1.9  Yield Up..................................................................208
            6.1.10  Rules and Regulations....................................................208
            6.1.11  Estoppel Certificate.....................................................208
            6.1.12  Landlord's Expenses For Consents.........................................209
            6.1.13  Financial Information....................................................209
            6.1.14  Ground Lease; Traffic Mitigation.........................................209
     6.2  Negative Covenants.................................................................209
            6.2.1  Assignment and Subletting.................................................209
            6.2.2  Nuisance..................................................................212
            6.2.3  Floor Load; Heavy Equipment...............................................213
            6.2.4  Electricity...............................................................213
            6.2.5  Installation, Alterations or Additions....................................213
            6.2.6  Abandonment...............................................................214
            6.2.7  Signs.....................................................................214
            6.2.8  Oil and Hazardous Materials...............................................214

ARTICLE 7  Casualty or Taking................................................................216
     7.1  Termination........................................................................216
     7.2  Restoration........................................................................216
     7.3  Award..............................................................................216
     7.4  Effect of Casualty or Taking on the Tax Excess and the Operating Cost Excess.......216

ARTICLE 8  Defaults..........................................................................217
     8.1  Default of Tenant..................................................................217
     8.2  Remedies...........................................................................218
     8.3  Remedies Cumulative................................................................219
     8.4  Landlord's Right to Cure Defaults..................................................219
     8.5  Holding Over.......................................................................220
     8.6  Effect of Waivers of Default.......................................................220
     8.7  No Waiver, etc.....................................................................220
     8.8  No Accord and Satisfaction.........................................................220
     8.9  Landlord's Lien....................................................................220

ARTICLE 9  Rights of Holders.................................................................221
     9.1  Rights of Mortgagees or Ground Lessor..............................................221
     9.2  Modifications......................................................................222

ARTICLE 10  Miscellaneous Provisions.........................................................222
     10.1  Notices...........................................................................222
     10.2  Quiet Enjoyment; Landlord's Right to Make Alterations, Etc........................222
     10.3  Lease not to be Recorded; Confidentiality of Lease Terms..........................223
     10.4  Assignment of Rents and Transfer of Title; Limitation of Landlord's Liability.....223
     10.5  Landlord's Default................................................................224
     10.6  Notice to Mortgagee and Ground Lessor.............................................225
     10.7  Brokerage.........................................................................226
     10.8  Applicable Law and Construction...................................................226
     10.9  Expansion Option...................................................................38

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                                    ARTICLE 2

                                PREMISES AND TERM

     2.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises, excluding exterior faces of exterior walls, the common lobbies, hallways, stairways, stairwells, elevator shafts and other common areas, and the escalators, elevators, pipes, ducts, conduits, wires and appurtenant fixtures and other common facilities serving the common areas, the Premises and the premises of other tenants in the Building.

     Tenant shall have, as appurtenant to the Premises, rights to use, in common with others, subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice:
(a) the common lobbies, hallways and stairways of the Building, (b) the common escalators, elevators, pipes, ducts, conduits, wires and appurtenant fixtures and other common facilities serving the Premises, (c) common walkways and driveways (if any) necessary for access to the Building, (d) the cafeteria located on the Penthouse floor of the Building, and (e) if the Premises include less than all of the rentable area of any floor of the Building, the common toilets and other common facilities located on such floor.

     2.2 TERM. The term of this Lease shall be for a period beginning on the Commencement Date (as defined in Section 3.1) and continuing for the Original Term and any extension of the term hereof in accordance with the provision of this Lease, unless sooner terminated as hereinafter provided. When the dates of the beginning and end of the Original Term have been determined such dates shall be evidenced by a document executed by Landlord and Tenant and delivered each to the other, but the failure of Landlord and Tenant to execute or deliver such document shall have no effect upon such dates. The Original Term and any extension of the term hereof in accordance with the provisions of this Lease are hereinafter referred to as the "TERM" of this Lease.

     2.3 EXTENSION OPTION. So long as this Lease is still in full force and effect, and the named Tenant as set forth in Section 1.1 (or any successor by merger, or any Affiliate) shall actually occupy the entire Premises, Tenant shall have the right to extend the term of this Lease for one (1) additional period (the "EXTENDED TERM") of five (5) years. The Extended Term shall commence on the day succeeding the expiration of the Original Term and shall end on the day immediately preceding the fifth anniversary of the commencement of the Extended Term. All of the terms, covenants and provisions of this Lease applicable immediately prior to the expiration of the Original Term shall apply to the Extended Term except that the Annual Fixed Rent for such Extended Term shall be the Market Rate (as hereinafter defined) for the Premises determined as of the commencement of such Extended Term, as designated by Landlord by notice to Tenant ("LANDLORD'S NOTICE"), but subject to Tenant's right to dispute as hereinafter provided; and (ii) Tenant shall have no further right to extend the term of this Lease beyond the Extended Term hereinabove provided. Upon request by Tenant no sooner than ten (10) months prior to the expiration of the Original Term, Landlord shall, within ten (10) business days following the request, provide Tenant with the Market Rate for such Extended Term. If Tenant shall elect to exercise the aforesaid option, it shall do so by giving Landlord notice of its election

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not later than nine (9) months prior to the expiration of the Original Term. If
Tenant fails to give such notice to Landlord, the term of this Lease shall automatically terminate no later than the end of the Original Term, and Tenant shall have no further option to extend the term of this Lease, it being agreed that time is of the essence with respect to the giving of any such notice. If Tenant shall extend the term hereof pursuant to the provisions of this Section 2.3, such extension shall be automatically effected without the execution of any additional documents, but Tenant shall, at Landlord's request, execute an agreement confirming the Annual Fixed Rent for the applicable Extended Term.

     "MARKET RATE" shall mean the then annual rental rate and terms for the Premises for the applicable period (determined as set forth below). If Tenant disagrees with Landlord's designation of the Market Rate, and the parties cannot agree upon the Market Rate by the date that is thirty (30) days following Landlord's Notice, then the Market Rate shall be submitted to appraisal as follows: Within fifteen (15) days after the expiration of such thirty (30) day period, Landlord and Tenant shall each give notice to the other specifying the name and address of the appraiser each has chosen. The two appraisers so chosen shall meet within ten (10) days after the second appraiser is appointed and if, within twenty (20) days after the second appraiser is appointed, the two appraisers shall not agree upon a determination of the Market Rate in accordance with the following provisions of this Section 2.3 they shall together appoint a third appraiser. If only one appraiser shall be chosen whose name and address shall have been given to the other party within such fifteen (15) day period and who shall have the qualifications hereinafter set forth, that sole appraiser shall render the decision which would otherwise have been made as hereinabove provided.

     If said two appraisers cannot agree upon the appointment of a third appraiser within ten (10) days after the expiration of such twenty (20) day period, then either party, on behalf of both and on notice to the other, may request such appointment by the then President of the Greater Boston Real Estate Board (or any similar or successor organization) in accordance with its then prevailing rules. If said President shall fail to appoint said third appraiser within ten (10) days after such request is made, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any successor organization) in accordance with its then prevailing rules. In the event that all three appraisers cannot agree upon such Market Rate within ten (10) days after the third appraiser shall have been selected, then each appraiser shall submit his or her designation of such Market Rate to the other two appraisers in writing; and Market Rate shall be determined by calculating the average of the two numerically closest (or, if the values are equidistant, all three) values so determined.

     Each of the appraisers selected as herein provided shall have at least ten
(10) years experience as a commercial real estate broker in the financial district and the Back Bay areas of Boston dealing with properties of the same type and quality as the Building. Each party shall pay the fees and expenses of the appraiser it has selected and the fees of its own counsel. Each party shall pay one half (1/2) of the fees and expenses of the third appraiser (or the sole appraiser, if applicable) and all other expenses of the appraisal. The decision and award of the appraiser(s) shall be in writing and shall be final and conclusive on all parties, and counterpart copies thereof shall be delivered to both Landlord and Tenant. Judgment upon the award of the appraiser(s) may be entered in any court of competent jurisdiction.

     Both appraisers or a majority of them (or the sole appraiser, if applicable) shall determine the Market Rate of the Premises for the applicable period as of the commencement of the

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applicable Extended Term and render a decision and award as to their determination to both Landlord and Tenant (a) within twenty (20) days after the appointment of the second appraiser, (b) within twenty (20) days after the appointment of the third appraiser or (c) within fifteen (15) days after the appointment of the sole appraiser, as the case may be. In rendering such decision and award, the appraiser(s) shall assume (i) that the Premises are available in the then rental market, (ii) that Landlord has had a reasonable time to locate a tenant, (iii) that neither Landlord nor the prospective tenant is under a compulsion to rent, (iv) that Landlord and Tenant are typically motivated, well-informed and well-advised, and each is acting in what it considers its own best interest, (v) the Premises (w) are fit for immediate occupancy and use "as is", (x) require no additional work by Landlord or Tenant,
(y) are appropriate and desired for immediate occupancy by Tenant, and (z) contain no work that has been carried out thereon by Tenant, its subtenant(s), or its or their successors-in-interest during the Term of this Lease which has diminished the rental value of the Premises, and (vi) that in the event the Premises are destroyed or damaged by fire or other casualty prior to the commencement of the applicable Extended Term, they have been fully restored. The appraisers shall also take into consideration any increases or possible increases in rent then being included in leases for comparable space in the Building or in comparable buildings based on changes in price indices, cost of living or other similar increases, or periodic market rental adjustments. In rendering such decision and award, the appraiser(s) shall consider the market fixed annual rents then being charged for comparable space in comparable buildings in the Back Bay area of Boston, but shall not modify the provisions of this Lease.

     If the dispute between the parties as to the Market Rate has not been resolved before the commencement of Tenant's obligation to pay the Annual Fixed Rent based upon determination of such Market Rate, then Tenant shall pay the Annual Fixed Rent under the Lease based upon the Market Rate designated by Landlord in Landlord's Notice until either the agreement of the parties as to the Market Rate, or the decision of the appraiser(s), as the case may be, at which time Tenant shall pay any underpayment of the Annual Fixed Rent to Landlord, or Landlord shall refund any overpayment of the Annual Fixed Rent to Tenant.

     Landlord and Tenant hereby waive the right to an evidentiary hearing before the appraiser(s) and agree that the appraisal shall not be an arbitration nor be subject to state or federal law relating to arbitrations.

     2.4 MEASUREMENT OF THE PREMISES. Landlord and Tenant agree that the Premises Rentable Area identified in Section 1.1 is recited for Landlord's administrative purposes only and that, although the Annual Fixed Rent has been determined by reference to such square footage (regardless of the possibility that the actual measurement of the Premises may be more or less than the number identified, irrespective of measurement method used), Annual Fixed Rent and Tenant's Percentage shall not be changed except as expressly provided in this Lease.

                                    ARTICLE 3

                           COMMENCEMENT AND CONDITION

     3.1   COMMENCEMENT DATE.  The Commencement Date shall be April 1, 2002.

     3.2 CONDITION. Landlord shall deliver possession of the Premises to Tenant for early occupancy on the Commencement Date in its then as in condition; and for physical occupancy

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(i.e., the opening by Tenant of its business) in its then as is condition, but free of any personal property not belonging to Tenant and broom clean, on or before May 1, 2002. Within thirty (30) days after proof of payment has been provided to Landlord, Landlord shall pay up to two thousand and 00/100's dollars ($2000) for reasonable architectural and engineering fees incurred by Tenant regarding the Premises. Tenant acknowledges that it has inspected the Premises (including the HVAC equipment providing service to the Premises) and the Property and has found the same in satisfactory condition.

                                    ARTICLE 4

               RENT, ADDITIONAL RENT, INSURANCE AND OTHER CHARGES

     4.1 THE ANNUAL FIXED RENT. Tenant agrees to pay to Landlord's Agent, or as otherwise directed by Landlord, commencing on the Commencement Date, without offset, abatement (except as provided in Article 7), deduction or demand, the Annual Fixed Rent. Annual Fixed Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the term of this Lease, at the Original Address of Landlord, or at such other place as Landlord shall from time to time designate by notice, by check drawn on a domestic bank.

     Annual Fixed Rent for any partial month shall be prorated on a daily basis, and if Annual Fixed Rent commences on a day other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be payable on the date Annual Fixed Rent commences and shall be equal to a proportionate part of the monthly installment of Annual Fixed Rent for the partial month in which Annual Fixed Rent commences plus the installment of Annual Fixed Rent for the succeeding calendar month.

     4.2 ADDITIONAL RENT. Tenant covenants and agrees to pay Tenant's Percentage of Taxes and Operating Costs as provided in Sections 4.2.1 and 4.2.2, and all other charges and amounts payable by or due from Tenant to Landlord (all such amounts referred to in this sentence being "ADDITIONAL RENT").

           4.2.1 REAL ESTATE TAXES. If Taxes (as hereinafter defined) assessed against the Property (or estimated to be due by governmental authority) for any fiscal tax period (a "TAX YEAR") during the term of this Lease shall exceed Base Taxes, whether due to increase in rate or reassessment of the Property, or both, Tenant shall reimburse Landlord therefor, as Additional Rent, in an amount equal to Tenant's Percentage of any such excess (the "TAX EXCESS"). Except as otherwise provided in the immediately following paragraph, Tenant shall pay the Tax Excess to Landlord at least thirty (30) days prior to the date or dates within any year during the term hereof that the same, or any fractional share thereof, shall be due and payable to any governmental authority responsible for collection of same (as stated in a notice to Tenant given at least twenty (20) days prior to the date or dates any such payment shall be due, which notice shall set forth the manner of computation of any Tax Excess due from Tenant), except that such payment shall be made to Landlord not later than thirty (30) days after such notice to Tenant, if such notice is given subsequent to the date twenty days prior to the date the same is due and payable as aforesaid.

     At Landlord's election, Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term but otherwise in the manner provided for the payment of

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Annual Fixed Rent, estimated payments on account of the Tax Excess, such monthly amounts to be sufficient to provide Landlord by the time Tax payments are due or are to be made by Landlord a sum equal to the Tax Excess, as reasonably estimated by Landlord from time to time on account of Taxes for the then current Tax Year. If the total of such monthly remittances for any Tax Year is greater than the Tax Excess for such Tax Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Taxes (or, within thirty
(30) days, refund such overpayment if the term of this Lease has ended and Tenant has no further obligations to Landlord); if the total of such remittances is less than the Tax Excess for such Tax Year, Tenant shall pay the difference to Landlord within thirty (30) days after being so notified by Landlord.

     If, after Tenant shall have made all payments due to Landlord pursuant to this subsection 4.2.1, Landlord shall receive a refund of any portion of Taxes as a result of an abatement of such Taxes by legal proceedings, settlement or otherwise (without either party having any obligation to undertake any such proceedings and notwithstanding the prior termination of the Lease), Landlord shall pay or credit to Tenant Tenant's Percentage of that percentage of the refund (after first deducting any expenses, including attorneys', consultants', and appraisers' fees, incurred in connection with obtaining any such refund) which equals the percentage of the applicable Tax Year included in the term hereof, provided however, in no event shall Tenant be entitled to receive more than the sum of payments actually made by Tenant on account of Taxes with respect to such Tax Year or to receive any payment if Taxes for any Tax Year are less than Base Taxes.

     In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Tax Year, or should the Tax Year or period of assessment of real estate taxes be changed or be more or less than one (1) year, or should Tenant's Percentage be modified during any Tax Year due to a change in the rentable area of the Building and/or the Premises or otherwise, as the case may be, then the amount of Tax Excess which may be otherwise payable by Tenant as provided in this subsection 4.2.1 shall be appropriately apportioned and adjusted.

     "TAXES" shall mean all taxes, assessments, excises and other charges and impositions which are general or special, ordinary or extraordinary, foreseen or unforeseen, of any kind or nature which are levied, assessed or imposed at any time during the term by any governmental authority upon, against or with respect to the Property (or Landlord's interest therein), Landlord or the owner or lessee of personal property used by or on behalf of Landlord, or taxes in lieu of any of the foregoing, and additional types of taxes to supplement real estate taxes due to legal limits imposed thereon. If, at any time during the term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property, such tax or excise on rents shall be included in Taxes; however, Taxes shall not include franchise, estate, inheritance, succession, capital levy, income or excess profits taxes assessed on Landlord. Taxes also shall include all court costs, attorneys', consultants', and accountants' fees, and other expenses incurred by Landlord contesting Taxes through and including all appeals. Taxes shall include any estimated payment made by Landlord on account of a fiscal tax period for which the actual and final amount of taxes for such period has not been determined by the governmental authority as of the date of any such estimated payment.

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           4.2.2    OPERATING COSTS. If, during the term hereof, Operating Costs
(as hereinafter defined) paid or incurred by Landlord in any twelve-month period established by Landlord (an "OPERATING YEAR") shall exceed Base Operating Costs, Tenant shall reimburse Landlord for the Tenant's Percentage of any such excess (such amount being hereinafter referred to as the "OPERATING COST EXCESS"). Except as otherwise provided in the immediately following paragraph Tenant shall pay the Operating Cost Excess to Landlord within twenty (20) days from the date Landlord shall furnish to Tenant an itemized statement thereof, prepared, allocated and computed in accordance with then prevailing customs and practices of the real estate industry in the greater Boston area, consistently applied.
Any year-end statement by Landlord relating to Operating Costs (other than an invoice for a monthly estimate) shall be final and binding upon Landlord and Tenant unless either party within thirty (30) days after Tenant's receipt thereof, shall contest any items therein by giving notice to the other specifying each items contested and the reasons therefor.

     At the election of Landlord, Tenant shall pay to Landlord, as Additional Rent on the first day of each calendar month during the term but otherwise in the manner provided for the payment of Annual Fixed Rent, estimated payments on account of Operating Cost Excess, such monthly amounts to be sufficient to provide to Landlord, by the end of each Operating Year, a sum equal to the Operating Cost Excess for such Operating Year, as estimated by Landlord from time to time during such Operating Year. If, at the expiration of each Operating Year in respect of which monthly installments of Operating Cost Excess shall have been made as aforesaid, the total of such monthly remittances is greater than the Operating Cost Excess for such Operating Year, Landlord shall credit such overpayment against Tenant's subsequent obligations on account of Operating Costs (or, within thirty (30) days, refund such overpayment if the term of this Lease has ended and Tenant has no further obligation to Landlord); if the total of such remittances is less than the Operating Cost Excess for such Operating Year, Tenant shall pay the difference to Landlord within thirty (30) days after being so notified by Landlord. In no event shall Tenant be entitled to receive any reimbursement or credit if Operating Costs for any Operating Year are less than Base Operating Costs.

     In the event that the Commencement Date shall occur or the term of this Lease shall expire or be terminated during any Operating Year or Tenant's Percentage shall be modified during any Operating Year due to a change in the rentable area of the Building and/or the Premises or otherwise, as the case may be, then the amount of Operating Cost Excess which may be payable by Tenant as provided in this subsection 4.2.2 shall be appropriately apportioned and adjusted.

     "OPERATING COSTS" shall include, without limitation, all costs and expenses paid or incurred for the operation, cleaning, management, maintenance, repair, upkeep and security of the Property, including, without limitation:

           (a) all salaries, wages, fringe benefits, payroll taxes and workmen's compensation insurance premiums related thereto and all other costs paid or incurred with respect to employment of personnel engaged in operation, administration, cleaning, maintenance, repair, upkeep and security of the Property including, without limitation, supervisors, property managers, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers;

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           (b)      all utilities and other costs related to provision of heat
(including oil, steam and/or gas), electricity, air conditioning, and water (including sewer charges) and other utilities to the Property (exclusive of reimbursement to Landlord for any of same received as a result of direct billing to any tenant of the Building);

           (c) all costs, including supplies, material and equipment costs, for cleaning and janitorial services to the Property, the Building and, if applicable, adjacent walks and ways (including, without limitation, trash removal and interior and exterior window cleaning), and interior and exterior landscaping and pest control;

           (d) the cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the Property and such other properties;

           (e) all costs and premiums for fire, casualty, rental income, liability and such other insurance as may be maintained from time to time by Landlord relating to the Property and premiums for fidelity bonds covering persons having custody or control over funds or other property of Landlord relating to the Property;

           (f) all costs of maintaining, repairing, decorating, operating, administering, inspecting and protecting the Property (including, without limitation, lighting, installation, maintenance, repair and alteration of signs, snow removal on the Property and adjacent walks and ways, paving, patching and restriping of parking areas and operation, maintenance, and repair of heating, ventilating and air conditioning equipment, fire protection and security systems, elevators, roofs, parking areas and any other common Building equipment, systems or facilities), all costs of structural and other repairs and replacements that in Landlord's reasonable judgment will reduce other operating costs or increase energy efficiency (other than repairs for which Landlord has received full reimbursement from contractors, other tenants of the Building or from others) necessary to keep the Property in good working order, repair, appearance and condition;

           (g) costs of compliance with any laws, rules, regulations, ordinances, agreements or standards applicable to the Building or the Property, which conformance is not the responsibility of any tenant of the Building, and which Landlord elects or is required to perform, and costs of removal or remediation of any Hazardous Materials in the Building or Property, which is not the responsibility of any tenant of the Building, and which Landlord elects to perform; provided, that as of the Date of this Lease, to the best of its knowledge Landlord knows of no Hazardous Materials in the Building or Property;

           (h) all costs incurred in connection with the administration and supervision of all matters referred to in items (a) through (g) hereof and in performing Landlord's obligations under Article 5, including Landlord's office overhead costs provided that, if any such administrative or supervisory personnel are also employed on other property of Landlord, such cost of compensation shall be suitably prorated among the Property and such other properties;

           (i) payments under all service contracts relating to matters referred to in Items (a) through (h) hereof;

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           (j)      a management fee of up to five percent (5%) of gross rents payable by tenants of the Property; and

           (k) attorney's fees and disbursements (exclusive of any such fees and disbursements incurred in tax abatement proceedings or in the preparation of leases) and auditing and other professional fees and expenses that pertain to the Building.

     If, during the term of this Lease, Landlord shall make any capital expenditure that in Landlord's reasonable judgment will reduce other operating costs or increase energy efficiency, the total cost of which is not included in Operating Costs for the Operating Year in which it was made, Landlord may include in Operating Costs for such Operating Year in which such expenditure was made and in Operating Costs for each succeeding Operating Year an annual charge-off of such capital expenditure. Annual charge-offs shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by Landlord as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Building is located, by the number of years of useful life of the improvement, repair, alteration or replacement made with the capital expenditure; and the useful life shall be determined reasonably by Landlord in accordance with then prevailing customs and practices of the real estate industry in the greater Boston area, consistently applied.

     In addition, if during any portion of any Operating Year for which Operating Costs are being computed, less than ninety five percent (95%) (but not less than eighty percent (80%)) of the rentable area of the Building was leased to tenants or if Landlord is supplying less than ninety five percent (95%) (but not less than eighty percent (80%)) of the rentable area of the Building with the services and utilities being supplied hereunder, actual Operating Costs incurred shall be reasonably projected by Landlord on an item-by-item basis to the estimated Operating Costs that would have been incurred if ninety five percent (95%) of the Building were occupied for such Operating Year and such services and utilities were being supplied to ninety five percent (95%) of the rentable area of the Building, and such projected amount shall, for the purposes hereof, be deemed to be the Operating Costs for such Operating Year. If during any portion of any Operating Year for which Operating Costs are being computed, less than eighty percent (80%) of the rentable area of the Building was leased to tenants or if Landlord is supplying less than eighty percent (80%) of the rentable area of the Building with the services and utilities being supplied hereunder, Landlord and Tenant shall negotiate a reduced amount for Operating Costs.

     4.3 PERSONAL PROPERTY AND SALES TAXES. Tenant shall pay all taxes charged, assessed or imposed upon the personal property of Tenant and all taxes on the sales of inventory, merchandise and any other goods by Tenant in or upon the Premises.

     4.4 INSURANCE. Tenant shall, at its expense, take out and maintain, throughout the term of this Lease, the following insurance:

           4.4.1 Commercial general liability insurance (on an occurrence basis, including without limitation, broad form contractual liability, bodily injury, property damage, fire legal liability, and products and completed operations coverage) under which Tenant is named as an insured and Landlord and Landlord's Agent (and the holder of any mortgage on the Premises or Property, as set out in a notice from time to time) are named (on a 1993 ISO CGL Form or its equivalent) as additional insureds as their interests may appear, in an amount which shall, at the

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beginning of the term, be at least equal to the Commercial General Liability
Insurance Limits, and, which, from time to time during the term, shall be for such higher limits, if any, as Landlord shall determine to be customarily carried in the area in which the Premises are located at property comparable to the Premises and used for similar purposes;

     Worker's compensation insurance with statutory limits covering all of Tenant's employees working on the Premises; and

     So-called special form property insurance on a "replacement cost" basis with an agreed value endorsement covering all furniture, furnishings, fixtures and equipment and other personal property brought to the Premises by Tenant and all improvements and betterments to the Premises performed at Tenant's expense.

           4.4.2 All such policies shall contain a clause confirming that such policy and the coverage evidenced thereby shall be primary with respect to any insurance policies carried by Landlord and shall be obtained from responsible companies qualified to do business and in good standing in the state or district in which the Property is located, which companies shall have a general policy holder's rating in Best's of at least A or otherwise be acceptable to Landlord. A copy of each paid-up policy evidencing such insurance (appropriately authenticated by the insurer) or a certificate (on ACORD Form 27 or its equivalent) of the insurer, certifying that such policy has been issued and paid in full, providing the coverage required by this Section and containing provisions specified herein, shall be delivered to Landlord prior to the commencement of the term of this Lease and, upon renewals, not less than thirty
(30) days prior to the expiration of such coverage. Each such policy shall be non-cancelable and not materially changed with respect to the interest of Landlord and such mortgagees of the Property (and others that are in privity of estate with Landlord of which Landlord provides notice to Tenant from time to time) without at least thirty (30) days' prior written notice thereto. Any insurance required of Tenant under this Lease may be furnished by Tenant under a blanket policy carried by it provided that such blanket policy shall reference the Premises, and shall guarantee a minimum limit available for the Premises equal to the insurance amounts required in this Lease. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant hereunder.

           4.4.3 Tenant shall endeavor to secure an appropriate clause in, or an endorsement upon, each property damage insurance policy obtained by it and covering the Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the insurance company waives subrogation and permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Tenant, shall also extend to all other persons and entities occupying or using the Premises by, through or under Tenant. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then the party benefiting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission from such insurance companies.

     Subject to the foregoing provisions of this Subsection 4.4.3, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby releases the other

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with respect to any claim which it might otherwise have against the other party for loss, damage or destruction of or to its property to the extent such damage is or would be covered by policies of insurance required by this Lease to be carried by the respective parties hereunder. In addition, Tenant agrees to exhaust any and all claims against its insurer(s) prior to commencing an action against Landlord for any property loss; provided that Tenant shall be under no obligation to commence legal action against any of its insurers to satisfy the terms of this Subsection 4.4.3.

     4.5 UTILITIES. Tenant shall pay all charges for electricity, telephone and other utilities or services not supplied by Landlord pursuant to Subsections
5.1.1 and 5.1.2, whether designated as a charge, tax, assessment, fee or otherwise, all such charges to be paid as the same from time to time become due. Except as otherwise provided in this Subsection 4.5 or in Article 5, it is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all utilities and services and that Landlord shall be under no obligation to furnish any utilities to the Premises.

     Tenant acknowledges that Annual Fixed Rent does not include the cost of supplying electricity to the Premises, which shall be separately metered and billed directly to Tenant. Landlord shall, at Landlord's expense, be responsible for the cost of installing, operating, maintaining, and repairing any meter or other devise used to measure Tenant's electrical consumption.

     Landlord shall have the right at any time, and from time to time during the term of this Lease, to contract for electric services from the company of Landlord's choice, whether the company is the provider currently providing electric service to the Property ("CURRENT PROVIDER") or a different company or companies ("ALTERNATE PROVIDER"). Tenant shall cooperate with Landlord and Current Provider or Alternate Provider at all times, and, as reasonably necessary, shall allow Landlord and Current Provider or Alternate Provider reasonable access to the electric lines, feeders, risers, wiring, and any other equipment within the Premises. Landlord shall in no way be liable or responsible for any loss, damage or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Current Provider or any Alternate Provider is no longer available or suitable for Tenant's requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease.

     4.6 LATE PAYMENT OF RENT. If any installment of Annual Fixed Rent or Additional Rent is not paid on or before the date the same is due, it shall bear interest (as Additional Rent) from the date due until the date paid at the Default Rate (as defined in Section 8.4). In addition, if any installment of Annual Fixed Rent or Additional Rent is unpaid for more than five (5) business days after the date due, Tenant shall pay to Landlord a late charge equal to one and one-half percent (1.5%) of the delinquent amount. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing and administration of each delinquent payment by Tenant, but the payment of such late charges shall not excuse or cure any default by Tenant under this Lease. Absent specific provision to the contrary, all Additional Rent shall be due and payable in full ten (10) days after demand by Landlord.

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     4.7   SECURITY DEPOSIT. If at any time during the Term of this Lease Tenant shall default in payment of either the Annual Fixed Rent, Additional Rent or other sums, Tenant shall deposit with Landlord a Security Deposit in an amount equal to three (3) monthly installments of the then current Annual Fixed Rent and Additional Rent. The Security Deposit shall be held by Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

     If, after the Security Deposit has been deposited with Landlord, the Annual Fixed Rent or Additional Rent payable hereunder shall be overdue and unpaid or should Landlord make any payment on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without notice or prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the entire Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Annual Fixed Rent, Additional Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant; and Tenant shall forthwith upon demand restore the Security Deposit to the original sum deposited. So long as Tenant shall not be in default of its obligations under this Lease, Landlord shall return the Security Deposit, or so much thereof as shall have not theretofore been applied in accordance with the terms of this Section 4.7, to Tenant promptly following the expiration or earlier termination of the term of this Lease and the surrender of possession of the Premises by Tenant to Landlord in accordance with the terms of this Lease. While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Lease, the Security Deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and Tenant shall look solely to such grantee for proper application of the Security Deposit in accordance with the terms of this Section 4.7 and the return thereof in accordance herewith. The holder of a mortgage on the Property shall not be responsible to Tenant for the return or application of the Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such holder actually receives the Security Deposit.

                                    ARTICLE 5

                              LANDLORD'S COVENANTS

     5.1 AFFIRMATIVE COVENANTS. Landlord shall, during the term of this Lease provide the following:

           5.1.1 HEAT AND AIR-CONDITIONING. Landlord shall provide heat, ventilation, and air-conditioning services and cooling tower water for the Premises during Normal Building Operating Hours as part of Operating Costs and at Tenant's request provide heat, ventilation and air-conditioning services and cooling tower water for the Premises at times other than Normal Building Operating Hours at a fifty and 00/100's dollars ($50.00) per hour charge to cover Landlord's costs (including administrative expense) of providing such service. Pursuant to Section 6.1.3, Tenant shall maintain any heat, ventilation and air-conditioning equipment serving the Premises that was installed by Tenant, including routine servicing and making of any and all repairs.

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           5.1.2    CLEANING; WATER. Landlord shall provide cleaning,
maintenance and landscaping to the common areas of the Building and Property (including snow removal to the extent necessary to maintain reasonable access to the Building) in accordance with standards generally prevailing throughout the term hereof in comparable office buildings in the Back Bay area of Boston; and furnish water for ordinary drinking, lavatory and toilet facilities (as opposed to special laboratory or other uses in excess of general office uses).

     If Tenant uses water for any purpose other than ordinary drinking, lavatory and toilet purposes, Landlord may assess a reasonable charge for the additional water so used, or install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Tenant shall pay the cost of the meter and the cost of installation thereof and shall keep such meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on such meter, together with the sewer charge based on such meter charges, as and when bills are rendered, and if Tenant shall fail to make such payment, Landlord may pay such charges and collect the same from Tenant as Additional Rent.

           5.1.3 ELEVATOR, LIGHTING AND ELECTRICITY. Landlord shall furnish non-exclusive passenger elevator service from the lobby to the Premises; provide at Tenant's sole cost and expense non-exclusive freight elevator service (subject to reasonable scheduling by Landlord); purchase and install, at Tenant's expense, all lamps, tubes, bulbs, starters and ballasts for lighting fixtures in the Premises; provide lighting to public and common areas of the Property; and arrange for the supply of electrical power to the Premises to accommodate a load not exceeding the limitations contained in Section 6.2.4.

           5.1.4 REPAIRS. Except as otherwise expressly provided herein, Landlord shall make such repairs and replacements to the roof, exterior walls, floor slabs and other structural components of the Building, and to the common areas and facilities of the Building (including any plumbing and electrical equipment, elevators and any other common equipment or systems in the Building) as may be necessary to keep them in good repair and condition (exclusive of equipment installed by Tenant and except for those repairs required to be made by Tenant pursuant to Subsection 6.1.3 hereof and repairs or replacements occasioned by any act or negligence of Tenant, its servants, agents, customers, contractors, employees, invitees, or licensees).

           5.1.5 INSURANCE. Landlord shall take out and maintain throughout the term of this Lease such insurance as shall be required by the Ground Lease (as defined in Section 6.1.14) or the holder from time to time (if any) of any Superior Mortgage (as defined in Article 9).

     5.2 INTERRUPTION. Landlord shall be under no responsibility or liability for failure, interruption or unavailability of any services, facilities, utilities, repairs or replacements or inability to provide access or inability to perform any other obligation under this Lease caused by breakage, accident, fire, flood or other casualty, strikes or other labor trouble, order or regulation of or by any governmental authority, inclement weather, repairs, inability to obtain or shortages of supplies, labor or materials, war, civil commotion or other emergency, transportation difficulties or due to any act or neglect of Tenant or Tenant's servants, agents, employees or licensees or for any other cause beyond the reasonable control of Landlord, and in no event for any indirect or consequential damages to Tenant; and failure or omission on the part of Landlord to furnish any of same for any of the reasons set forth in this paragraph shall not be construed as an eviction of Tenant, actual or constructive, nor entitle Tenant to an abatement of rent, nor

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render the Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease.

     Landlord reserves the right temporarily (up to twenty-four (24) hours) to stop the services of the HVAC, plumbing, electrical or other mechanical systems or facilities in the Building when necessary from time to time by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary, until such repairs, alterations, replacements or improvements shall have been completed. Landlord shall use reasonable efforts to give to Tenant at least three (3) days' notice if service is to be stopped, except in cases of emergency.

     5.3 OUTSIDE SERVICES. In the event Tenant wishes to obtain services or to hire vendors relating to the Premises, Tenant shall first obtain the prior approval of Landlord for the installation and/or utilization of such services or vendors, which approval shall not be unreasonably withheld, conditioned or delayed. ("OUTSIDE SERVICES" shall include, but shall not be limited to, cleaning services, utility providers, security services, moving services, equipment installers, catering services and the like). Notwithstanding any Landlord approval of the installation and/or utilization of such services or vendors, such installation and utilization shall be at Tenant's sole cost, risk and expense.

     5.4 ACCESS TO BUILDING. During Normal Building Operating Hours, the Building shall, subject to the provisions of Section 5.2, be open and access to the Premises shall be freely available, subject to the Rules and Regulations. During periods other than Normal Building Operating Hours, Tenant shall have access to the Premises, but such access shall also be subject to the Rules and Regulations. Tenant acknowledges that Tenant is responsible for providing security to the Premises following Tenant's entry onto the Premises for any reason and for its own personnel whenever located therein. Subject to the foregoing, Landlord shall, at all times, retain the right to control and prevent such access by all persons whose presence, in the sole discretion of Landlord, may jeopardize the safety, protection, character, reputation and interests of the Building and its tenants or occupants. Landlord shall in no case be liable for damages resulting from any error with regard to the admission or exclusion of any person from the Building.

     5.5 PARKING. During the term of this Lease, Landlord shall provide Tenant with access to parking spaces at the Property as follows:

           (a) Tenant shall be entitled to park three (3) cars in the parking garage (the "PARKING FACILITY") of the Building.

           (b) Tenant shall use its unreserved parking spaces in the Parking Facility for the parking of passenger vehicles of Tenant only. No work, including but not limited to repairs, window changing, cleaning, and waxing, shall be performed on any vehicle while in the Parking Facility.

           (c) Landlord reserves the right to implement and modify systems to regulate access to and use of the Parking Facility, including, without limitation, parking passes, parking stickers, and card key access, or any other system reasonably designated by Landlord. Upon reasonable notice to Tenant, Landlord further reserves the right to close the Parking Facility for maintenance and special events parking.

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           (d)      Tenant acknowledges that Landlord is not required to provide any security or security services for the Parking Facility. All of the vehicles, the contents thereof, and any other items of whatever kind or nature placed by Tenant in the Parking Facility shall be at the sole risk and hazard of the owner thereof. If the whole or any part of such personal property shall be lost, destroyed or damaged by fire, water (including, without limitation, leaks from pipes, groundwater, or flooding from any other source) or other casualty, by theft or from any other cause, no part of such loss or damage is to be charged to or borne by Landlord unless the same is caused by the gross negligence or willful misconduct of Landlord or Landlord's agents or employees. Tenant acknowledges and agrees that it shall be solely responsible for insuring said vehicles.

           (e) Tenant hereby indemnifies and shall hold Landlord harmless from and against all claims, loss, cost, or damage arising out of the use by Tenant and its employees and invitees of the Parking Facility, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's agent or employees.

           (f) Landlord reserves the right to designate and redesignate reserved and unreserved parking areas within the Parking Facility, to change entrances or exits and alter traffic flow within the Parking Facility, and to modify the Parking Facility to any extent.

           (g) Tenant shall pay, as Additional Rent, the market rent for each parking space as uniformly established by Landlord for the Building from time to time, as of the Date of this Lease three hundred twenty-five and 00/100's dollars ($325.00) per month for each parking space.

                                    ARTICLE 6

                          TENANT'S ADDITIONAL COVENANTS

     6.1   AFFIRMATIVE COVENANTS. Tenant shall do the following:

           6.1.1 PERFORM OBLIGATIONS. Tenant shall perform promptly all of the obligations of Tenant set forth in this Lease; and pay when due the Annual Fixed Rent and Additional Rent and all other amounts which by the terms of this Lease are to be paid by Tenant.

           6.1.2 USE. Tenant shall, during the term of this Lease, use the Premises only for the Permitted Uses and from time to time to procure and maintain all licenses and permits necessary therefor and for any other use or activity conducted at the Premises, at Tenant's sole expense. The Permitted Uses shall expressly exclude use for utility company offices, or employment agency or governmental or quasi-governmental offices.

           6.1.3 REPAIR AND MAINTENANCE. Tenant shall, during the term of this Lease, maintain the Premises in neat and clean order and condition and upon receiving Landlord's prior approval (which shall not be unreasonably withheld) perform all repairs to the Premises and all fixtures, systems, and equipment therein (including Tenant's equipment and other personal property) as are necessary to keep them in good and clean working order, appearance and condition, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted and shall replace any damaged or broken glass in windows and doors of the Premises

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(except glass in the exterior walls of the Building) with glass of the same quality as that damaged or broken.

           6.1.4 COMPLIANCE WITH LAW. Tenant shall, during the term of this Lease, make all repairs, alterations, additions or replacements to the Premises required by any law or ordinance or any order or regulation of any public authority; keep the Premises safe and equipped with all safety appliances so required; and comply with, and perform all repairs, alterations, additions or replacements required by, the orders and regulations of all governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises or applicable to the Premises or other portions of the Property and arising out of any use being conducted in or on the Premises or arising out of any work performed by Tenant, except that Tenant may (but only so long as (i) Landlord shall not be subject to any fine or charge, (ii) neither the Property nor any portion thereof shall be subject to being condemned or vacated and (iii) neither the Property nor any portion thereof shall be subject to any lien or encumbrance) defer compliance so long as the validity of any such law, ordinance, order or regulation shall be contested by Tenant in good faith and by appropriate legal proceedings, if Tenant first gives Landlord assurance or security against any loss, cost or expense on account thereof in form and amount acceptable to Landlord.

           6.1.5 INDEMNIFICATION. Tenant shall save Landlord harmless, and exonerate and indemnify Landlord from and against (i) any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority on account of nuisance or injury, death, damage or loss to person or property in or upon the Premises arising during the term hereof and (ii) any loss, cost, damage or expense incurred by Landlord (a) arising out of the use or occupancy of the Premises by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, employees, contractors, vendors, suppliers, invitees and customers of Tenant), (b) arising out of labor disputes with Tenant's employees or strikes, picketing or other similar actions, or (c) on account of or based upon anything whatsoever done on or occurring in the Premises during the term of this Lease except (and then only to the extent not subject to the provisions of the last paragraph of Subsection 4.4.3) if the same were caused by the gross negligence or willful misconduct of Landlord, its agents, servants or employees. In respect of the matters set forth in clause (i), Tenant shall indemnify and defend (using counsel reasonably satisfactory to Landlord) Landlord (and such others as are in privity of estate with Landlord) from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon.

           6.1.6 LANDLORD'S RIGHT TO ENTER. Tenant shall, during the term of this Lease, permit Landlord and its agents and invitees to enter into and examine the Premises at reasonable times and to show the Premises to prospective lessees, lenders, partners, and purchasers and others having a bona fide interest in the Premises, and to make such repairs, alterations, and improvements and to perform such testing and investigation as Landlord shall reasonably determine to make or perform, and, during the last six (6) months prior to the expiration of this Lease, to keep affixed in suitable places reasonably agreed upon by both parties notices of availability of the Premises.

           6.1.7 PERSONAL PROPERTY AT TENANT'S RISK. Tenant shall, during the term of this Lease keep, at the sole risk and hazard of Tenant, all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which may be on the Property, and if the whole or any part thereof

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shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, Tenant shall hold harmless and indemnify and defend (using counsel reasonably satisfactory to Landlord) Landlord from and against any and all injury, loss, damage or liability to Tenant or to any other person or entity arising out of said loss or damage, unless such injury, loss, damage or liability is due directly to the fault of Landlord or its agent.

           6.1.8 PAYMENT OF COST OF ENFORCEMENT. The parties shall pay on demand the expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of the other party under this Lease or in curing any default by the other party under this Lease as provided in Section 8.4.

           6.1.9 YIELD UP. Tenant shall, at the expiration or earlier termination of the term of this Lease, surrender all keys to the Premises; remove all of its trade fixtures and personal property in the Premises; remove such installations made (or if applicable, restore any items removed) by it as Landlord may request and all Tenant's signs wherever located; repair all damage caused by such removal and yield up the Premises (including all installations and improvements made by Tenant except for trade fixtures and such of said installations or improvements as Landlord shall request Tenant to remove), broom clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease; provided, however, that notwithstanding the foregoing, no telephone data lines shall be removed by Tenant. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the reasonable cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises and for use and occupancy during the period after the expiration or earlier termination of the term of this Lease and prior to the performance by Tenant of its obligations under this subsection 6.1.9. Tenant shall further indemnify Landlord against all loss, cost and damage resulting from Tenant's failure or delay in surrendering the Premises as above provided.

           6.1.10 RULES AND REGULATIONS. Tenant shall, during the term of this Lease, observe and abide by the Rules and Regulations of the Building set forth as EXHIBIT B, as the same may from time to time be amended, revised or supplemented (the "RULES AND REGULATIONS"). Tenant shall further be responsible for compliance with the Rules and Regulations by the employees, servants, agents, and visitors of Tenant. The failure of Landlord to enforce any of the Rules and Regulations against Tenant, or against any other tenant or occupant of the Building, shall not be deemed to be a waiver of such Rules and Regulations. Tenant shall be liable for all injuries or damages sustained by Landlord or Landlord's agents or by other tenants, occupants or invitees of the Building arising by reason of any breach of the Rules or Regulations by Tenant or by Tenant's agents or employees.

           6.1.11 ESTOPPEL CERTIFICATE. Tenant shall, within ten (10) days' following written request by Landlord, execute, acknowledge and deliver to Landlord a statement in form satisfactory to Landlord in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Annual Fixed Rent

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and Additional Rent and other charges have been paid, and any other matter pertaining to this Lease. Any prospective purchaser or mortgagee of the Property, or any prospective assignee of such mortgage may rely upon any such statement delivered pursuant to this subsection 6.1.11.

           6.1.12 LANDLORD'S EXPENSES FOR CONSENTS. Tenant shall reimburse Landlord, as Additional Rent, promptly on demand for all reasonable extraordinary legal, engineering, and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

           6.1.13 FINANCIAL INFORMATION. Tenant shall, from and after the Date of this Lease and thereafter throughout the term of this Lease, provide Landlord with such information as to Tenant's financial condition and/or organizational structure as Landlord or the holder of any mortgage of the Property requires, within fifteen (15) days of request.

           6.1.14 GROUND LEASE; TRAFFIC MITIGATION. Reference is made to a certain Sublease dated as of February 21, 1990 between Urban Investment and Development Co. ("UID"), as landlord, and JMB/Urban Huntington Limited Partnership ("JMB"), as tenant, notice of which was recorded in the Suffolk Registry of Deeds in Book 16150, Page 89, as affected by the following: (i) Notice of Direct Lease dated April 13, 1994 among the Massachusetts Turnpike Authority, as landlord, UID and JMB; (ii) Assignment of Direct Lease dated as of April 13, 1994 between JMB and Huntington Avenue Limited Partnership ("HALP"); and (iii) Assignment of Ground Lease made as of July 2, 1999 between HALP and Landlord (collectively, the "GROUND LEASE").

     Pursuant to Section 6.11 of the Ground Lease, (x) Landlord hereby gives notice to Tenant that it supports the affirmative action and resident preference goals set forth in Paragraph 6 of Schedule D to the Ground Lease, and encourages Tenant to pursue such goals in Tenant's own employment practices and (y) Tenant agrees that it (a) shall not discriminate against any employee or applicant for employment at the Premises because of race, color, religious creed, national origin, age or sex and (b) shall comply to the extent applicable, with Title VII of the U.S. Civil Rights Act and M.G.L. c.151B with respect to employment at the Premises. Tenant also agrees, upon request of the Landlord, to furnish such information regarding employment as Landlord shall be required to provide under the Ground Lease.

     To further Landlord's intent to endeavor to mitigate the effects of operation of the Building on traffic and parking in the neighborhood, Tenant agrees, to the extent practical, to make use of, and to encourage its employees and invitees to make use of parking in the Tent City and Copley Place garages, to participate in and support ride sharing programs, to participate in surveys of employees transportation needs and preferences, and to distribute ride sharing promotional materials; and if employee interest warrants to contribute toward van pooling costs. In addition, Landlord encourages, and Tenant agrees in good faith to consider, subsidizing portions of the public transportation costs of its employees and implementing staggered and flexible work hours and compressed workweeks for its employees.

     6.2   NEGATIVE COVENANTS. Tenant shall not do the following.

           6.2.1 ASSIGNMENT AND SUBLETTING. Tenant shall not assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned,

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transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or the Premises to be offered or advertised for assignment. Any transfer of the stock or partnership or beneficial interests or other evidences of ownership of Tenant or the issuance of additional stock or partnership or beneficial interests or other indicia of ownership in Tenant or any transactions pursuant to which Tenant is merged or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred to any other entity shall be deemed to be an assignment of this Lease; provided, however, that any transaction pursuant to which Tenant is merged or consolidated with another entity or pursuant to which all or substantially all of Tenant's assets are transferred shall not be deemed a prohibited assignment, if (w) after any such transaction or transfer, the successor to Tenant or the transferee of or successor to any of Tenant's rights hereunder has a tangible net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the Date of this Lease, (x) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, (y) in the case of a sale of assets, proof satisfactory to Landlord shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transfer that substantially all of Tenant's assets shall be sold to such transferee, and (z) the assignee, transferee or successor agrees directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all the terms of this Lease including, without limitation, the covenants contained in this Subsection. Tenant shall not sublease (which term shall be deemed to include the granting of concessions and licenses and the like) all or any part of the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed; provided that the proposed subtenant (i) has a credit worthiness and reputation acceptable to Landlord in its sole but reasonable discretion, (ii) shall use the Premises for the Permitted Uses and in keeping with a first-class office building, (iii) shall not use the Premises for a purpose or in a manner which is inconsistent with Landlord's commitments to other tenants in the Building, and (iv) shall not result in increases in Operating Costs or cause Landlord to incur any additional expense. If the proposed subtenant is either a tenant or other occupant of the Building or is an entity, that controls or is controlled by or under common control with any entity, which shall have entered into negotiation with Landlord for space in the Building within the preceding twelve (12) months, Tenant shall not charge the proposed subtenant an Annual Fixed Rent and Additional Rent that is less than what Tenant is then paying hereunder, and Tenant shall pay Landlord as Additional Rent one hundred percent (100%) of any payments in excess of its Annual Fixed Rent and Additional Rent received from such prospective subtenant. Tenant may, however, upon not less than ten (10) days prior notice to Landlord, sublease all or any portion of the Premises to any entity which controls, is controlled by or is under common control with the Tenant identified in Section
1.1 (such entity being an "AFFILIATE"). Any sublease to an Affiliate shall, at Landlord's election, be terminated if the subtenant shall cease to be an Affiliate, and any sublease shall so provide. The term "CONTROL" shall mean the ownership, directly or indirectly, of more than seventy-five percent (75%) of the outstanding voting stock of a corporation or other equity interest if Tenant is not a corporation. Any sublease shall contain terms specifically prohibiting the sublessee from subleasing the Premises, or any portion thereof. Tenant shall pay all brokerage costs associated with the subleasing of the Premises.

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     In the event that Tenant shall intend to enter into any sublease which is not to an Affiliate, then Tenant shall, not sooner than ninety (90) days, and not later than forty-five (45) days, prior to the proposed effective date of such sublease, give Landlord notice of such intent, identifying the proposed subtenant, all of the terms and conditions of the proposed sublease and such other information as Landlord may reasonably request. If Landlord shall give its consent, Tenant may enter into such sublease on the terms and conditions set forth in such notice from Tenant within the following sixty (60) days. If Tenant shall not enter into such sublease within such following sixty (60) day period and shall still desire to enter into any sublease, or if Tenant shall materially change the terms and conditions thereof following the date of Tenant's notice to Landlord, the first sentence of this paragraph shall again become applicable.

     If this Lease is assigned or if the Premises or any part thereof are sublet (or occupied by any party other than Tenant and its employees) Landlord, after default by Tenant hereunder, may collect the rents from such assignee, subtenant or occupant, as the case may be, and apply the net amount collected to the Annual Fixed Rent and Additional Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of this Subsection 6.2.1, the acceptance by Landlord of such assignee, subtenant or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements or obligations contained in this Lease.

     Any sublease of all or any portion of the Premises shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subject or subordinate, and that in the event of termination of this Lease or reentry or dispossession of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any mortgagee of the Property, as holder of a mortgage or as Landlord under this Lease if such mortgagee succeeds to that position, shall (a) be liable for any act or omission of Tenant under such sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, or
(c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Premises or any portion thereof, (e) be required to account for any security deposit of the subtenant other than any security deposit actually received by Landlord, (f) be bound by any obligation to make any payment to such subtenant or grant any credits, (g) be responsible for any monies owing by Landlord to the credit of Tenant or (h) be required to remove any person occupying the Premises or any part thereof; and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. To enable Landlord to confirm that any sublease that Tenant shall desire to enter into shall comply with the provisions of this Section 6.2.1 and/or otherwise be acceptable to Landlord, Tenant shall submit the final form of sublease to Landlord not less than thirty (30) days prior to its execution. The provisions of this paragraph shall not be deemed a waiver of the provisions set forth in the first paragraph of this Subsection 6.2.1.

     Tenant shall not enter into, nor shall it permit any person having an interest in the possession, use, occupancy or utilization of any part of the Premises to enter into, any sublease, license, concession, assignment or other agreement for use, occupancy or utilization of the Premises (i) which provides for rental or other compensation based on the income or profits

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derived by any person or on any other formula such that any portion of such sublease rental, or other consideration for a license, concession, assignment or other occupancy agreement, would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code or any similar or successor provision thereto, or would otherwise disqualify Landlord for treatment as a real estate investment trust under Sections 856-869 of the Internal Revenue Code, (ii) under which fifty percent (50%) or more of the total rent or other compensation received by Tenant is attributable to personal property or (iii) which would otherwise be subject to the prohibitions of
Section 406 of ERISA or result in imposition of any tax pursuant to Section 511 or Section 4975 of the Internal Revenue Code; and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffectual as a conveyance of any right or interest in the possession, use, occupancy or utilization of such part of the Premises.

     No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder, and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the obligation to obtain the Landlord's written approval in the case of any other subletting or assignment. The joint and several liability of Tenant named herein and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) agreement which modifies any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease. No assignment, subletting or occupancy shall affect the Permitted Uses. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of this Subsection 6.2.1 shall be voidable at Landlord's option. Tenant shall not occupy any space in the Building (by assignment, sublease or otherwise) other than the Premises.

     If the rent and other sums (including, without limitation, all monetary payments plus the reasonable value of any services performed or any other thing of value given by any assignee or subtenant in consideration of such assignment or sublease), either initially or over the term of any assignment or sublease, payable by such assignee or subtenant (other than an Affiliate) on account of an assignment or sublease of all or any portion of the Premises exceed the sum of
(i) Annual Fixed Rent plus Additional Rent and any other charges called for hereunder with respect to the space sublet, plus (ii) all brokerage fees and legal fees paid by Tenant with respect to such sublease and any demising costs and any cost of alterations which are performed solely for the benefit of the subtenant (all such costs to be amortized over the term of such sublease or assignment), Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of such excess payable monthly at the time for payment of Annual Fixed Rent. Nothing in this paragraph shall be deemed to abrogate the provisions of this Subsection 6.2.1 and Landlord's acceptance of any sums pursuant to this paragraph shall not be deemed a granting of consent to any assignment of the Lease or sublease of all or any portion of the Premises.

           6.2.2 NUISANCE. Tenant shall not injure, deface or otherwise harm the Premises; nor commit any nuisance; nor permit in the Premises any vending machine (except such as is used for the sale of merchandise to employees of Tenant) or inflammable fluids or chemicals (except such as are customarily used in connection with standard office equipment); nor permit any cooking to such extent as requires special exhaust venting; nor permit the emission of any

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objectionable noise or odor; nor make, allow or suffer any waste; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance or which is liable to render necessary any alteration or addition to the Building; nor conduct any auction, fire, "going out of business" or bankruptcy sales.

           6.2.3 FLOOR LOAD; HEAVY EQUIPMENT. Tenant shall not place a load upon any floor of the Premises exceeding the lesser of the floor load capacity that such floor was designed to carry or which is allowed by law. Landlord reserves the right to prescribe the weight and position of all heavy business machines and equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment which cause vibration or noise shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, construction materials or fixtures into or out of the Premises without Landlord's prior consent which consent may include a requirement to provide insurance naming Landlord, and the holder of any mortgage affecting the Property, as additional insureds, with such coverages and in such amount as Landlord reasonably requires. If any such safe, machinery, heavy equipment, freight, or fixtures requires special handling, Tenant agrees to employ only persons holding a master rigger's license to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant hereby agrees to exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Tenant shall schedule such moving at such times as Landlord shall reasonably designate.

           6.2.4 ELECTRICITY. Tenant shall not connect to the electrical distribution system serving the Premises (i) a total load exceeding the lesser of the capacity of such system or the maximum load permitted from time to time under applicable governmental regulations or (ii) any apparatus or device in the Premises (1) using current in excess of 110 volts, or (2) which would cause Tenant's electrical demand load to exceed 1.0 watts per rentable square foot for overhead lighting or 2.0 watts per rentable square foot for convenience outlets. The capacity of the electrical distribution system serving the Premises shall be the lesser of (a) the capacity of the branch of the system serving the Premises exclusively or (b) the allocation to the Premises of the capacity of the system serving the entire Building, Landlord and Tenant agreeing that such capacity shall be allocated equally over the entire rentable area of the Building.

           6.2.5 INSTALLATION, ALTERATIONS OR ADDITIONS. Tenant shall not make any installations, alterations or additions in, to or on the Premises nor to permit the making of any holes in the walls, partitions, ceilings or floors (except for artwork, office shelving, and the like) without on each occasion obtaining the prior written consent of Landlord, and then only pursuant to plans and specifications approved by Landlord in advance in each instance. All work to be performed to the Premises by Tenant shall (i) be performed in a good and workmanlike manner by contractors approved in advance by Landlord and in compliance with the provisions of EXHIBIT C and all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws, (ii) be made at Tenant's sole cost and expense and at such times and in such a manner as Landlord may from time to time designate, and (iii) become part of the Premises and the property of Landlord without being deemed additional rent for tax purposes, Landlord and Tenant agreeing that Tenant shall be treated as the owner for tax purposes until the

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expiration or earlier termination of the term hereof, subject to Landlord's rights pursuant to Section 6.1.9 to require Tenant to remove the same at or prior to the expiration or earlier termination of the term hereof. Tenant shall pay promptly when due the entire cost of any work to the Premises so that the Premises, Building and Property shall at all times be free of liens for labor and materials, and, at Landlord's request, Tenant shall furnish to Landlord a bond or other security acceptable to Landlord assuring that any such work will be completed in accordance with the plans and specifications theretofore approved by Landlord and assuring that the Premises will remain free of any mechanics' lien or other encumbrances that may arise out of such work. Prior to the commencement of any such work, and throughout and until completion thereof, Tenant shall maintain, or cause to be maintained, the insurance required by EXHIBIT D, all with coverage limits as stated therein or such higher limits as shall be reasonably required by Landlord. In addition, Tenant shall save Landlord harmless, defend (using counsel reasonably satisfactory to Landlord), and indemnify Landlord from all injury, loss, claims or damage to any person or property occasioned by or arising out of such work. Whenever and as often as any mechanic's or materialmen's lien shall have been filed against the Property based upon any act of Tenant or of anyone claiming through Tenant, Tenant shall within three (3) days of notice from Landlord to Tenant take such action by bonding, deposit or payment as will remove or satisfy the lien.

     Tenant shall not, at any time, directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer in the Premises, if such employment will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

           6.2.6 ABANDONMENT. Tenant shall not abandon or vacate the Premises during the term.

           6.2.7 SIGNS. Tenant shall not paint or place any signs or place any curtains, blinds, shades, awnings, aerials, or the like, visible from outside the Premises. Landlord agrees, to maintain a tenant directory in the lobby of the Building in which will be placed Tenant's name and the location of the Premises in the Building. Landlord also agrees to provide and pay for signage on the entryway to the Premises, of similar type to the other signage throughout the Building.

           6.2.8 OIL AND HAZARDOUS MATERIALS. Tenant shall not introduce on or transfer to the Premises or Property, any Hazardous Materials (as hereinafter defined) other than ordinary household cleaners or toner typically used for photocopy machines, computer printers or facsimile machines; nor dump, flush or otherwise dispose of any Hazardous Materials into the drainage, sewage or waste disposal systems serving the Premises or Property; nor generate, store, use, release, spill or dispose of any Hazardous Materials in or on the Premises or the Property, or transfer any Hazardous Materials from the Premises to any other location; and Tenant shall not commit or suffer to be committed in or on the Premises or Property any act which would require any reporting or filing of any notice with any governmental agency pursuant to any statutes, laws, codes, ordinances, rules or regulations, present or future, applicable to the Property or to Hazardous Materials.

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     Tenant agrees that if it shall generate, store, release, spill, dispose of or transfer to the Premises or Property any Hazardous Materials, it shall forthwith remove the same, at its sole cost and expense, in the manner provided by all applicable Environmental Laws (as hereinafter defined), regardless of when such Hazardous Materials shall be discovered. Furthermore, Tenant shall pay any fines, penalties or other assessments imposed by any governmental agency with respect to any such Hazardous Materials and shall forthwith repair and restore any portion of the Premises or Property which it shall disturb in so removing any such Hazardous Materials to the condition which existed prior to Tenant's disturbance thereof.

     Tenant agrees to deliver promptly to Landlord any notices, orders or similar documents received from any governmental agency or official concerning any violation of any Environmental Laws or with respect to any Hazardous Materials affecting the Premises or Property. In addition, Tenant shall, within ten (10) days of receipt, accurately complete any questionnaires from Landlord or other informational requests relating to Tenant's use of the Premises and, in particular, to Tenant's use, generation, storage and/or disposal of Hazardous Materials at, to, or from the Premises.

     Tenant shall indemnify, defend (by counsel reasonably satisfactory to Landlord), protect, and hold Landlord free and harmless from and against any and all claims, or threatened claims, including without limitation, claims for death of or injury to any person or damage to any property, actions, administrative proceedings, whether formal or informal, judgments, damages, punitive damages, liabilities, penalties, fines, costs, taxes, assessments, forfeitures, losses, expenses, reasonable attorneys' fees and expenses, consultant fees, and expert fees that arise from or are caused in whole or in party, directly or indirectly, by (i) the presence or suspected presence in, on, under or about the Premises or discharge in or from the Premises of any Hazardous Materials, or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, or (ii) Tenant's failure to comply with any Environmental Laws. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs (including, without limitation, capital, operating and maintenance costs) incurred in connection with any investigation or monitoring of site conditions, repair, cleanup, containment, remedial, removal or restoration work, or detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of this Section 6.2.8, any acts or omissions of Tenant, or its subtenants or assignees or its or their employees, agents, or contractors (whether or not they are negligent, intentional, willful or unlawful) shall be attributable to Tenant.

     The term "HAZARDOUS MATERIALS" shall mean and include any oils, petroleum products, asbestos, radioactive, biological, medical or infectious wastes or materials, and any other toxic or hazardous wastes, materials and substances which are defined, determined or identified as such in any Environmental Laws, or in any judicial or administrative interpretation of Environmental Laws.

     "ENVIRONMENTAL LAWS" shall mean any and all federal, state and municipal statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, medical, biological, infectious, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or

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land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, medical, biological, infectious, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

                                    ARTICLE 7

                               CASUALTY OR TAKING

     7.1 TERMINATION. In the event that the Premises or the Property, or any material part thereof shall be destroyed or damaged by fire or casualty, shall be taken by any public authority or for any public use or shall be condemned by the action of any public authority, then this Lease may be terminated at the election of Landlord, provided however if the Property shall then be encumbered by a mortgage, such election to terminate shall only be valid if joined by the holder thereof. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within sixty (60) days after the date of the taking or casualty.

     7.2 RESTORATION. If Landlord does not elect to so terminate, this Lease shall continue in force and (so long as the damage is not caused by the negligence or other wrongful act of Tenant or its employees, agents, contractors or invitees) a just proportion of the Annual Fixed Rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises (excluding any improvements to the Premises made at Tenant's expense), or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such destruction, taking, or condemnation and subject to zoning and building laws or ordinances then in existence; provided, however, that if Landlord shall fail to complete (or, for all practical matter, be unable to complete) such restoration work within one hundred twenty (120) days after the damage has occurred, Tenant shall have the right to terminate this Lease by giving Landlord thirty (30) days prior written notice, which notice period can run concurrently with the last 30 days of the 120 day restoration period. "NET PROCEEDS OF INSURANCE RECOVERED OR DAMAGES AWARDED" refers to the gross amount of such insurance or damages actually made available to Landlord (and not retained by any Superior Lessor or Superior Mortgagee) less the reasonable expenses of Landlord incurred in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services.

     7.3 AWARD. Irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Landlord in all cases. Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

     7.4 EFFECT OF CASUALTY OR TAKING ON THE TAX EXCESS AND THE OPERATING COST EXCESS. In the event of any taking, condemnation or damage by fire or casualty affecting the Property whereby this Lease shall not terminate pursuant to the provisions of Section 7.1, then for purposes of determining the Operating Cost Excess or Tax Excess there shall be established new

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Base Taxes and Base Operating Costs as hereinafter provided. Base Taxes shall be a product of the initial Base Taxes as recited in Section 1.1 multiplied by a fraction, the numerator of which shall be the Taxes for the first full Tax Year subsequent to the taking, condemnation or damage which reflects the occurrence of such taking, condemnation or damage (the "Revised Tax Year"), and the denominator of which shall be the Taxes for the full Tax Year prior to such taking, condemnation or damage; and Base Operating Costs shall be the product of the initial Base Operating Costs as recited in Section 1.1 multiplied by a fraction, the numerator of which shall be Operating Costs for the first full Operating Year subsequent to such taking, condemnation or damage which reflects the occurrence of such taking, condemnation or damage (the "Revised Operating Year") and the denominator of which shall be the Operating Costs for the full Operating Year prior to such taking, condemnation or damage. The foregoing revisions shall be effective as of the first day of the Revised Tax Year or the Revised Operating Year (as applicable). Effective as of the date of any such taking, condemnation or damage, Tenant's Percentage shall be adjusted appropriately to reflect the change, if any, in the rentable area of the Premises and/or the rentable area of the Building.

                                    ARTICLE 8

                                    DEFAULTS

     8.1 DEFAULT OF TENANT. (a) (I) If Tenant shall default in its obligations to pay the Annual Fixed Rent or Additional Rent or any other charges under this Lease when due or shall default in complying with its obligations under Subsection 6.1.11 of this Lease and if any such default shall continue for five
(5) days after notice from Landlord designating such default, or (II) if as promptly as possible but in any event within thirty (30) days after notice from Landlord to Tenant specifying any default or defaults other than those set forth in clause (I) Tenant has not cured the default or defaults so specified; or (b) if any assignment shall be made by Tenant or any guarantor of Tenant for the benefit of creditors; or (c) if Tenant's leasehold interest shall be taken on execution; or (d) if a lien or other involuntary encumbrance shall be filed against Tenant's leasehold interest or Tenant's other property, including said leasehold interest, or against the property of any guarantor of Tenant, and shall not be discharged within ten (10) days thereafter; or (e) if a petition shall be filed by Tenant or any guarantor of Tenant for liquidation, or for reorganization or an arrangement under any provision of any bankruptcy law or code as then in force and effect; or (f) if an involuntary petition under any of the provisions of any bankruptcy law or code shall be filed against Tenant or any guarantor of Tenant and such involuntary petition shall not be dismissed within thirty (30) days thereafter; or (g) if a custodian or similar agent shall be authorized or appointed to take charge of all or substantially all of the assets of Tenant or any guarantor of Tenant; or (h) if Tenant or any guarantor of Tenant dissolves or shall be dissolved or shall liquidate or shall adopt any plan or commence any proceeding, the result of which is intended to include dissolution or liquidation; or (i) if any order shall be entered in any proceeding by or against Tenant or any guarantor of Tenant decreeing or permitting the dissolution of Tenant or any guarantor of Tenant or the winding up of its affairs; or (j) if Tenant shall fail to pay any installment of Annual Fixed Rent or Additional Rent when due, Tenant shall cure such default within the grace period provided in clause (a) (I) above (or with Landlord's approval after the expiration of such grace period) and Tenant shall, within the next year following the date such initial defaulted payment was first due, fail more than once to pay any installment of Annual Fixed Rent or Additional Rent when due, then, and in any of such cases indicated in clauses (a) through (j) hereof (collectively and individually, a "DEFAULT OF

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TENANT"), Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid the term of this Lease shall terminate, and Landlord, without notice to Tenant, may store Tenant's effects, and those of any person claiming through or under Tenant, at the expense and risk of Tenant, and, if Landlord so elects, may sell or otherwise dispose of such effects at public auction or private sale or otherwise and apply the net proceeds (if any) to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

     8.2 REMEDIES. In the event of any termination pursuant to Section 8.1, Tenant shall pay the Annual Fixed Rent, Additional Rent and other charges payable hereunder up to the time of such termination. Thereafter, whether or not the Premises shall have been re-let, Tenant shall be liable to Landlord for, and shall pay to Landlord the Annual Fixed Rent, Additional Rent and other charges which would be payable hereunder for the remainder of the term of this Lease had such termination not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, attorneys' fees and expenses, advertising costs, administration expenses, alteration costs, the value of any tenant inducements (including but without limitation free rent, moving costs, and contributions toward leasehold improvements) and any other expenses incurred in preparation for such reletting. Tenant shall pay such damages to Landlord monthly on the days on which the Annual Fixed Rent would have been payable hereunder if the term of this Lease had not been terminated.

     At any time after such termination, in lieu of recovering damages pursuant to the provisions of such immediately preceding paragraph with respect to any period after the date of demand therefor, at Landlord's election, Tenant shall pay to Landlord the greater of (i) the amount, if any, by which (A) the Annual Fixed Rent, Additional Rent and other charges as hereinbefore provided which would be payable hereunder from the date of such demand (assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Taxes and Operating Costs would be the same as payments required for the immediately preceding twelve calendar months, or if lesser than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired term of this Lease had such termination not occurred, shall exceed (B) the then fair rental value of the Premises for the same period or (ii) an amount equal to the lesser of (x) the Annual Fixed Rent, Additional Rent and other charges that would have been payable for the remainder of the term of this Lease had such termination not occurred or (y) the aggregate of the Annual Fixed Rent, Additional Rent and other charges accrued in the twelve (12) months ended next prior to such termination (without reduction for any free rent or other concession or abatement) except that in the event the term of this Lease is so terminated prior to the expiration of the first full year of the term of this Lease, the liquidated damages which Landlord may elect to recover pursuant to clause (ii) (y) of this paragraph shall be calculated as if such termination had occurred on the first anniversary of the Commencement Date and there had been no so-called free rent or other rental concession or any rental abatement.

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     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

     In case of any Default of Tenant, re-entry, expiration and repossession by summary proceedings or otherwise, Landlord may (i) relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to relet the same and (ii) may make such alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or, in the event that the Premises are relet, for failure to collect the rent under such reletting.

     To the fullest extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

     8.3   REMEDIES CUMULATIVE. Except as expressly provided otherwise in
Section 8.2, any and all rights and remedies which Landlord may have under this Lease, and at law and equity (including without limitation actions at law for direct, indirect, special and consequential (foreseeable and unforeseeable) damages, for Tenant's failure to comply with its obligations under this Lease shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

     8.4 LANDLORD'S RIGHT TO CURE DEFAULTS. At any time with or without notice, Landlord shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to comply with any of its obligations under this Lease (irrespective of whether the same shall have ripened into a Default of Tenant), and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand, as Additional Rent, all such sums including reasonable attorneys fees, together with interest thereon at a rate (the "DEFAULT RATE") equal to the lesser of six percent (6%) over the Prime Rate or the maximum rate allowed by law. "PRIME RATE" shall mean the annual floating rate of interest, determined daily and expressed as a percentage from time to time announced by Fleet Bank as its "prime" or "base" rate, so-called, or if at any time Fleet Bank ceases to announce such a rate, as announced by the largest national or state-chartered banking institution then having its principal office in the City of Boston and announcing such a rate. If at any time neither Fleet Bank nor the largest national or state-chartered banking institution having its principal offices in the City of Boston is announcing such a floating rate, "PRIME RATE" shall mean a rate of interest, determined daily,

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which is two (2) percentage points above the 14-day moving average closing trading price of 90-day Treasury Bills.

     8.5 HOLDING OVER. Any holding over by Tenant after the expiration or early termination of the term of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to one and one-half (1.5) times the greater of the fair market rental value for the Premises on a month-to-month basis or the Annual Fixed Rent in effect immediately prior to the expiration or earlier termination of the term plus Additional Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or consequential (foreseeable and unforeseeable), sustained by reason of any such holding over. Otherwise, all of the covenants, agreements and obligations of Tenant applicable during the term of this Lease shall apply and be performed by Tenant during such period of holding over as if such period were part of the term of this Lease.

     8.6 EFFECT OF WAIVERS OF DEFAULT. Any consent or permission by Landlord to any act or omission by Tenant shall not be deemed to be consent or permission by Landlord to any other similar or dissimilar act or omission and any such consent or permission in one instance shall not be deemed to be consent or permission in any other instance.

     8.7 NO WAIVER, ETC. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver is in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord or Tenant to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     8.8 NO ACCORD AND SATISFACTION. No acceptance by Landlord of a lesser sum than the Annual Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

     8.9 LANDLORD'S LIEN. As additional security for the performance of Tenant's obligations, Tenant grants to Landlord a lien upon and a security interest in Tenant's personal property, inventory, furniture, fixtures, equipment and other assets (excepting any artwork that has been installed by Tenant) that are located in the Premises or used in connection with the business to be conducted in the Premises. Within five (5) days after request, Tenant shall execute, acknowledge and deliver to Landlord a financing statement and any other document submitted to Tenant in form reasonably acceptable to Tenant evidencing or establishing such lien and security interest. During any period Tenant is in default under this Lease, Tenant shall not sell, transfer or remove from the Premises such personal property, inventory, furniture, fixtures, equipment and other assets except in the ordinary course of Tenant's business or to repair such items or to exchange or replace such items with items of equal or greater value. Landlord hereby agrees that its lien upon Tenant's property shall be automatically subordinated to any purchase

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money security interest or to the lien of any institutional lender of Tenant, if required by such lender. In confirmation of such subordination, Landlord shall, upon request, promptly execute any commercially customary subordination instrument in form reasonably acceptable to Landlord.

                                    ARTICLE 9

                                RIGHTS OF HOLDERS

     9.1 RIGHTS OF MORTGAGEES OR GROUND LESSOR. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground or master lease (including the "GROUND LEASE"), and all renewals, extensions, modifications and replacements thereof, and to all mortgages, which may now or hereafter affect the Building or the Property and/or any such lease, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and all consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; provided, however, that such subordination shall include non-disturbance covenants in favor of Tenant by any Superior Lessor or Superior Mortgagee (as those terms are hereinafter defined), and is signed on behalf of such Superior Lessor or Superior Mortgagee. Any lease to which this Lease is subject and subordinate is herein called "SUPERIOR LEASE" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "SUPERIOR LESSOR"; and any mortgage to which this Lease is subject and subordinate, is herein called "SUPERIOR MORTGAGE" and the holder of a Superior Mortgage is herein called "SUPERIOR MORTGAGEE".

     If any Superior Lessor or Superior Mortgagee or the nominee or designee of any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, then at the request of such party so succeeding to Landlord's rights (herein called "SUCCESSOR LANDLORD") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease (including Subsection 10.2), except that the Successor Landlord (unless formerly the landlord under this Lease) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the part of Landlord under this Lease, (b) responsible for any monies owing by or on deposit with Landlord to the credit of Tenant, (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against Landlord, (d) bound by any modification of this Lease subsequent to such Superior Lease or Superior Mortgage, or by any previous prepayment of Annual Fixed Rent or Additional Rent for more than one (1) month, which was not approved in writing by the Successor Landlord, (e) liable to the Tenant beyond the Successor Landlord's interest in the Property, (f) responsible for the performance of any work to be done by Landlord under this Lease to render the Premises

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ready for occupancy by the Tenant, or (g) required to remove any person occupying the Premises or any part thereof, except if such person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid.

     9.2 MODIFICATIONS. If any Superior Lessor or Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall require, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease. In addition, and notwithstanding Section 9.1 to the contrary, any Superior Lessor or Superior Mortgagee may, at its option, subordinate the Superior Lease or Superior Mortgage of which it is the lessor or holder to this Lease by giving Tenant ten (10) days prior written notice of such election, whereupon this Lease shall, irrespective of dates of execution, delivery and recording, be superior to such Superior Lease or Superior Mortgage and no other documentation shall be necessary to effect such change.

                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

     10.1 NOTICES. All notices, requests, demands, consents, approvals or other communications to or upon the respective parties hereto shall be in writing and delivered by hand or mailed by certified or registered mail, return receipt requested, or a nationally recognized courier service that provides a receipt for delivery such as Federal Express, United Parcel Service or U.S. Postal Service Express Mail and shall be effective on the date delivered (or the first date such delivery is attempted and refused) in writing to the party to which such notice, request, demand, consent, approval or other communication is required or permitted to be given or made under this Lease, addressed if intended for Landlord, to the Original Address of Landlord set forth in Section
1.1 of this Lease with a copy by regular mail to Landlord's Agent (or to such other address or addresses as may from time to time hereafter be designed by Landlord by like notice); and if intended for Tenant, addressed to Tenant at the Original Address of Tenant set forth in Section 1.1 of this Lease until the Commencement Date and thereafter to the Property (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice). Notices from Landlord may be given by Landlord's Agent, if any, or Landlord's attorney.

     10.2 QUIET ENJOYMENT; LANDLORD'S RIGHT TO MAKE ALTERATIONS, ETC. Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease; provided, however, Landlord reserves the right at any time and from time to time, without the same constituting breach of Landlord's covenant of quiet enjoyment or an actual or constructive eviction, and without Landlord incurring any liability to Tenant or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, improvements, repairs or replacements in or to the interior and exterior of the Building (including the Premises) and the fixtures and equipment thereof, and in or to the Property, or properties adjacent thereto, as Landlord may deem necessary or desirable, and to change (provided that there be no unreasonable obstruction of the right of access to the Premises by

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Tenant and that Landlord use commercially reasonable efforts to minimize, to the extent practical, any interference with the conduct of business at the Premises) the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, or other common areas of the Building and Property.

     Without incurring any liability to Tenant, Landlord may permit access to the Premises and open the same, whether or not Tenant shall be present, upon any demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer Landlord reasonably believes is entitled to such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments.

     10.3 LEASE NOT TO BE RECORDED; CONFIDENTIALITY OF LEASE TERMS. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either (and at the expense of the requesting party), execute and deliver a notice or short form of this Lease in such form, if any, as may be acceptable for recording with the land records of the governmental entity responsible for keeping such records for Suffolk County. In no event shall such document set forth the rent or other charges payable by Tenant pursuant to this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease.

     Tenant acknowledges that the terms under which the Landlord has leased the Premises to Tenant (including, without limitation, the rental rate(s), term and other financial and business terms), constitute confidential information of Landlord ("CONFIDENTIAL INFORMATION"). Tenant covenants and agrees to keep the Confidential Information confidential and not to disclose the same to third parties; provided, however, that such Confidential Information may be disclosed by Tenant to those of its officers, employees, attorneys, accountants, lenders, and financial advisors (collectively, "REPRESENTATIVES") who need to know such information in connection with Tenant's use and occupancy of the Premises and for financial reporting and credit related activities; and provided further that such Confidential Information may be disclosed by Tenant in the course of complying with state or federal securities laws, or by the rules and regulations of any applicable stock exchange. Tenant furthermore agrees to inform its Representatives of the confidential nature of such Confidential Information and to use all reasonable efforts to cause each Representative to treat such Confidential Information confidentially and in accordance with the terms of this paragraph.

     10.4 ASSIGNMENT OF RENTS AND TRANSFER OF TITLE; LIMITATION OF LANDLORD'S LIABILITY. Tenant agrees that the assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, whether absolute or conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder (subject to the limitations set forth in Section 9.1) only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

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     The term "LANDLORD", so far as covenants or obligations to be performed by
Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of Landlord's interest in the Property, and in the event of any transfer or transfers of such title to said property, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Property.

     Notwithstanding the foregoing, in no event shall the acquisition of Landlord's interest in the Property by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Property back to Landlord or the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder. Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. The seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until such purchaser expressly assumes in writing the Landlord's obligations hereunder.

     Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Property, and Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord ever be personally liable for any such liability. Tenant furthermore agrees that no trustee, officer, director, general or limited partner, member, shareholder, beneficiary, employee or agent (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) of Landlord shall be held to any liability, jointly or severally, for any debt, claim, demand, judgment, decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to Landlord or arising out of any action taken or omitted for or on behalf of Landlord.

     10.5 LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of thirty
(30) days or such additional time as is reasonably required to correct any such default after written notice has been given by Tenant to Landlord and to the holder(s) of any mortgage(s) specifying the nature of Landlord's alleged default. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder. In no event shall Landlord ever be liable to Tenant for any punitive damages or for any loss of business or any other indirect, special or consequential damages suffered by Tenant from whatever cause.

     Where provision is made in this Lease for Landlord's consent and Tenant shall request such consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be either an action for specific performance or injunction, or arbitration, and

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that such remedy shall be available only in those cases where Landlord is expressly required not to withhold its consent unreasonably.

     Arbitration shall be the sole recourse of Tenant for any claims against Landlord. When used in this Subsection 10.5, "arbitration" means a dispute between the parties that the parties are unable to reach agreement after written notice from one party to the other party of a disputed issue. To demand arbitration, any party (the "Demanding Party") shall give written notice to the other party (the "Responding Party"). Such notice shall specify the nature of the issues in dispute, and within ten (10) days after the receipt of the notice, the Responding Party shall answer the demand in writing, specifying the issues which that party disputes. Each party shall select one (1) qualified arbitrator within ten (10) days after the Demanding Party receives the Responding Party's answer. Each of the arbitrators shall be a disinterested person qualified by experience to hear and determine the issues to be arbitrated. The two arbitrators so chosen shall select a third neutral arbitrator within ten (10) days of their selection. If the named arbitrators cannot agree on a neutral arbitrator, the named arbitrators shall make application to the Chief Arbitrator of the local chapter of the American Arbitration Association located in Massachusetts, with a copy to both parties, requesting that person to select and appoint the third arbitrator. The selection shall be final and binding on the parties. If either party does not name an arbitrator, the arbitrator named by the other party shall serve as sole arbitrator. Immediately upon appointment of the third arbitrator, each party shall present in writing to the panel of three arbitrators (with a copy to the other party) its statement of the issues in dispute. The arbitrators, as soon as possible, but not more than thirty (30) days after their appointment, shall meet and hold a hearing in Massachusetts, at a time and place reasonably convenient for the parties, after giving each party at least ten (10) days' notice. The arbitration hearing shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association, as amended. In the event of conflict between the provisions of this Lease and the provisions of the commercial arbitration rules of the American Arbitration Association, the provisions of this Lease shall prevail. The failure of a party to appear at the hearing shall not constitute an event of default. The attendance of all arbitrators shall not be required at all hearings. Actions of the arbitrators shall be by majority vote. After hearing the parties in regard to the matter in dispute, taking such evidence and making such other investigation as justice requires and as the arbitrators deem necessary, they shall decide the issues submitted to them within ten (10) days thereafter and serve a written and signed copy of the award upon each party; provided, however, that the arbitrators, in deciding the dispute before them, shall be bound to select the position requested by one party or the other, without compromise. Such award shall be final and binding on the parties, and confirmation thereon may be applied for in any court of competent jurisdiction by any party. If the parties settle the dispute in the course of the arbitration, such settlement shall be approved by the arbitrators on request of either party and become the award. Fees and expenses of the arbitration shall be shared equally by the parties. Each party shall bear its own attorneys' fees.

     10.6 NOTICE TO MORTGAGEE AND GROUND LESSOR. After receiving notice from any party that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as part of the demised premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

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     10.7  BROKERAGE. Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this Lease, other than Grubb & Ellis, Inc. and GVA Thompson Doyle Hennessey & Everest, and in the event of any brokerage claims or liens, other than by Grubb & Ellis, Inc. or by GVA Thompson Doyle Hennessey & Everest, against Landlord or the Property predicated upon or arising out of prior dealings with Tenant, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim, and to discharge any such lien.

     10.8 APPLICABLE LAW AND CONSTRUCTION. This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and which shall expressly refer to this Lease. All understandings and agreements heretofore made between the parties are merged in this Lease and any other such written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease or any other such written agreement(s) made concurrently herewith. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant. The titles of the several Articles and Sections contained herein are for convenience only and shall not be considered in construing this Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and Tenant shall have no right to the Premises hereunder until the execution and delivery hereof by both Landlord and Tenant. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons or parties are named as Tenant herein, each of such persons or parties shall be jointly and severally liable for the obligations of the Tenant hereunder, and Landlord may proceed against any one without first having commenced proceedings against any other of them. Each term and each provision of this Lease to be performed by Landlord or Tenant shall be construed to be both an independent covenant and a condition and time is of the essence with respect to the exercise of any of Landlord's or Tenant's rights under this Lease. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment of Tenant. Except as otherwise set forth in this Lease, any obligations of Tenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord), shall survive the expiration or earlier termination of this Lease, and Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in curing Tenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Landlord following the expiration or earlier termination of this Lease).

     10.9 EXPANSION OPTION. Provided that this Lease is then in full force and effect and Tenant is not then in default for which Landlord is then entitled to terminate this Lease, and subject to any right previously given to existing tenants in the Building, Tenant may, at its option, lease all space contiguous to the Premises, including space on the eighth (8th) and tenth

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(10th) floors. Such space shall be leased by Tenant upon the same terms and conditions contained in this Lease, except for the rent, which shall be at Market Rate, but as is without any improvements to be made at Landlord's expense except as agreed to in a writing signed by both parties. In the event Tenant exercises the Expansion Option, Tenant's Percentage shall be correspondingly increased upon the addition of such space to the Premises. Tenant shall exercise the Expansion Option by giving written notice to Landlord within thirty (30) days of Landlord's notice to Tenant that such space is available. If Tenant fails to respond in writing within the applicable thirty day period, the Expansion Option shall be deemed to have been declined.

     WITNESS the execution hereof under seal on the day and year first above written.

Landlord:                                    Tenant:

ATC REALTY, INC.                             SONESTA INTERNATIONAL
                                             HOTELS CORPORATION

By:    /S/                                   By:    /S/
       ----------------------------------           ----------------------------

Name:  Ross E. Elder                         Name:  Peter J. Sonnabend
       ----------------------------------           ----------------------------

Title: Senior Vice President/Development     Title: Vice President
       ----------------------------------           ----------------------------

[MUST GIVE NOTICE TO MASS TURNPIKE AUTHORITY OF TERM OF LEASE, NAME AND ADDRESS OF TENANT AND COPY OF LEASE WITHIN TEN (10) DAYS OF EXECUTION]

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